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Jefferies | TR/J CRB Global Commodity Equity Index Fund (CRBQ)
Jefferies | TR/J CRB Global Agriculture Equity Index Fund (CRBA)
Jefferies | TR/J CRB Global Energy Equity Index Fund (CRBE)
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund (CRBI)
Jefferies | TR/J CRB Global Precious Metals Equity Index Fund (CRBG)

PROSPECTUS
dated September 21, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund (the "Funds"), ALPS Advisors, Inc., the Funds' investment adviser (the "Investment Adviser"), Arrow Investment Advisors, LLC, the Funds' investment sub-adviser (the "Sub-Adviser"), ALPS Distributors, Inc., the Funds' distributor (the "Distributor"), S-Network Global Indexes LLC, Jefferies Financial Products, LLC, Reuters America LLC or their affiliates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds to make such an offer in such jurisdiction.

INTRODUCTION—ALPS ETF TRUST

        The ALPS ETF Trust (the "Trust") is an investment company currently consisting of seven separate exchange-traded "index funds." This prospectus relates to the following five funds of the Trust: Jefferies | TR/J CRB Global Commodity Equity Index Fund (formerly Thomson Reuters/Jefferies CRB Global Commodity Equity Index Fund), Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund (the "Funds"). Each Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of a specified benchmark index. ALPS Advisors, Inc. is the investment adviser for the Funds. Arrow Investment Advisors, LLC is the investment sub-adviser for the Funds.

        Each Fund anticipates that its shares (the "Shares") will be listed on NYSE Arca, Inc. ("NYSE Arca"), subject to notice of issuance. Each Fund's Shares are expected to trade at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, each Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a "Creation Unit." Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

WHO SHOULD INVEST

        Each Fund is designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented by a specified index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX-ADVANTAGED PRODUCT STRUCTURE

        Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on each Fund's portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

JEFFERIES | TR/J CRB GLOBAL COMMODITY EQUITY INDEX FUND

Investment Objective

        The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Commodity Equity Index (the "Underlying Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

        The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index. The Fund will normally invest at least 80% of its total assets in the equity securities that comprise the Underlying Index and depositary receipts based on the securities in the Underlying Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

        The Sub-Adviser seeks a correlation over time of 0.95 or better between the Fund's performance, before fees and expenses, and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation.

        The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Sub-Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Sub-Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Sub-Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Index Description and Methodology

        The Thomson Reuters/Jefferies In-The-Ground CRB Global Commodity Equity Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: agriculture, base/industrial metals, energy and precious metals.

        The agriculture sector includes companies engaged in the manufacture and production of seeds, traits (seed characteristics attained through genetic modification), chemicals and fertilizers, farm machinery, equipment and irrigation, agricultural products, and livestock and aquaculture. The base/industrial metals sector includes companies engaged in the production of aluminum, steel, uranium, and diversified metals and mining. The energy sector includes companies engaged in the production of coal and consumable fuels, integrated oil and gas, oil and gas exploration and production, oil and gas drilling, oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation (excluding shipping). The precious metals sector includes companies engaged in the mining and production of gold and precious metals and minerals.

        Each Underlying Index component derives more than 50% of its annual revenues from the production and distribution of commodities and commodity-related products and services and is selected from a global universe of approximately 1,500 companies based on the following criteria:

  1.
  Neither the country of domicile nor listing imposes any restrictions on investment or currency conversion. For companies domiciled or listed in countries where such restrictions exist, American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"), which trade without such restrictions, may be eligible.

  2.
  The security is listed on a regulated exchange that provides a "last closing price" (e.g., National Stock Market stocks must be "reported securities" under Rule 11Aa3-1 under the Securities Exchange Act of 1934, as amended (similar criteria and standards apply to securities with foreign listings)).

  3.
  Each company must have a minimum market capitalization of $750 million ($1 billion for the energy sector) and a minimum free float (i.e., shares of a public company that are not held by corporate insiders that are freely tradable in the public market or markets on which a company's securities are listed) of $600 million ($800 million for the energy sector) on the last business day of the month prior to the rebalancing month to be admitted to the Underlying Index and companies representing at least 95% of the total weight of the Underlying Index must have an average daily turnover for the previous ninety days of more than $1 million. Companies are deleted from the Underlying Index if their market capitalization falls below $400 million ($600 million for the energy sector) and/or their free float falls below $300 million ($400 million for the energy sector) and/or their average daily turnover for the previous ninety days falls below $800,000 on the last business day of the second month of the calendar quarter.

        The Underlying Index is divided into the four sectors described above. The Index Provider seeks to use production data to assign the fixed aggregate weight of each sector, standardized based on the average U.S. dollar prices of the relevant commodities. Where production data is unavailable, unreliable or insufficient, the Index Provider seeks to supplement production data and estimates with other types of data that the Index Provider deems reliable. Sector weights are revised annually and may be changed in connection with the June rebalancing, with at least fourteen days of prior public disclosure. Sector weights are revised annually. Individual companies are weighted within their sectors based on a capitalization weighting methodology, adjusted for free float and then modified by the applicable sector weight. Company weights may be further modified, if required, to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to account for other considerations set forth in the official rule book. The methodology used by the Index Provider to determine sector weighting in the Underlying Index seeks to include commodities based on the relative dollar value of such commodities produced annually worldwide. The methodology does not seek to equally weight each sector in the Underlying Index and, furthermore, there is no limitation on the portion of the Underlying Index that may be focused in one of the four sectors.

        As of June 30, 2009, the Underlying Index included 150 securities of companies with a market capitalization range of between approximately $1.28 billion and $366.64 billion. As of that date, approximately 32% of the weight of the Underlying Index reflected companies domiciled in the United States. These values can change over time within the constraints of the existing rulebook for the Underlying Index, and the rulebook can be modified by the Index Committee for the Underlying Index.

        The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Sector weights are adjusted to reflect the annually revised sector weight at each rebalancing. Sector weights are revised annually on the third Friday of June. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

        The Underlying Index was developed by S-Network Global Indexes LLC (the "Index Provider") and was launched on September 21, 2009. Reuters America LLC or NYSE Arca will serve as calculation agent. Underlying Index values are distributed throughout the day, between the hours of 9:30 a.m. and 4:15 p.m. Eastern time at 15 second intervals under the symbol "CRBQX."

        The information contained herein regarding the Underlying Index was provided by the Index Provider.

Primary Investment Risks

        Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. See also the section "Additional Risks" for additional risk factors.

        Agriculture Sector Risk.    Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund's portfolio companies and, thus, the Fund's financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting the agricultural sector, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence industry profitability, the planting of certain crops versus other uses of agricultural resources, the location and size of crop production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, the Fund's portfolio companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund's portfolio companies.

        Industrial Metals Sector Risk.    Companies in the industrial metals sector may be adversely affected by changes in government regulation, world events and economic conditions. The price of industrial metals has been subject to substantial price fluctuations over short periods of time. The price of industrial metals may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances or trade or currency restrictions between countries. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates and inflation, imposition of import controls, increased competition and changes in industrial and commercial demand for industrial metals.

        Energy Sector Risk.    Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

        Precious Metals Sector Risk.    Because the Fund invests in securities of companies that are involved in the precious metals sector, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals since precious metals companies are highly dependent on the price of such precious metals. These prices may fluctuate substantially over short periods of time so the Fund's Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of precious metals may be adversely affected, which could in turn affect the Fund's returns.

        Relationship to Commodities.    The Underlying Index measures the performance of equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The Underlying Index does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

        Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

        Equity Risk.    A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

        Foreign Investment Risk.    The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

        Non-Correlation Risk.    The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund's return and the return of the Underlying Index.

        Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

        The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

        Small- and Medium-Sized Company Risk.    Investing in securities of small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

        Replication Management Risk.    Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

        Issuer-Specific Changes.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of small- and medium-sized issuers can be more volatile than that of larger issuers.

        Non-Diversified Fund Risk.    The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

FUND PERFORMANCE

        As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

FEES AND EXPENSES OF THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Shareholder Fees (paid directly by Authorized Participants)
Sales charges (loads)	None
Standard creation/redemption transaction fee per order(1)	$3,000
Maximum additional creation/redemption transaction fee per order(1)	$12,000
Annual Fund Operating Expenses(2)(3) (expenses that are deducted from Fund assets)
Management fees	0.65%
Other expenses(2)(4)	—%
Total annual Fund operating expenses(4)	0.65%

(1)
Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $3,000. If a Creation Unit is purchased or redeemed outside of the National Securities Clearing Corporation ("NSCC") or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2)
The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending December 31, 2009.

(3)
Expressed as a percentage of average net assets.

(4)
The Fund's Advisory Agreement provides that the Investment Adviser will pay all expenses of the Fund, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business.

Example

        The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund. The Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Underlying Index. Shares in less than Creation Unit aggregations are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Underlying Index), assuming a 5% annual return and that the Fund's operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment in Creation Unit is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Fund expenses or performance, which may be greater or lesser than the estimate.

One Year	Three Years
$66	$208

Creation Transaction Fees and Redemption Transaction Fees

        The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,000 per transaction. The value of a Creation Unit as of first creation was approximately $2,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $3,000 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $19,283 if the Creation Unit is redeemed after one year, and $47,600 if the Creation Unit is redeemed after three years.

        If a Creation Unit is purchased or redeemed for cash or outside the NSCC, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

JEFFERIES | TR/J CRB GLOBAL AGRICULTURE EQUITY INDEX FUND

Investment Objective

        The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and index performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Agriculture Equity Index (the "Underlying Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

        The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index. The Fund will normally invest at least 80% of its total assets in the equity securities that comprise the Underlying Index and depositary receipts based on the securities in the Underlying Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

        The Sub-Adviser seeks a correlation over time of 0.95 or better between the Fund's performance, before fees and expenses, and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation.

        The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Sub-Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Sub-Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Sub-Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Index Description and Methodology

        The Thomson Reuters/Jefferies In-The-Ground CRB Global Agriculture Equity Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of agricultural commodities and agricultural commodity-related products and services in the following sectors: producers of seeds, traits (seed characteristics attained through genetic modification), chemicals and fertilizers, farm machinery, equipment and irrigation, agricultural products, and livestock and aquaculture.

        Each Underlying Index component derives more than 50% of its annual revenues from the production and distribution of agricultural commodities and/or agricultural commodity-related products and services and is selected from a global universe of approximately 200 companies based on the following criteria:

  1.
  Neither the country of domicile nor listing imposes any restrictions on investment or currency conversion. For companies domiciled or listed in countries where such restrictions exist, ADRs or GDRs, which trade without such restrictions, may be eligible.

  2.
  The security is listed on a regulated exchange that provides a "last closing price" (e.g., National Stock Market stocks must be "reported securities" under Rule 11Aa3-1 of the Securities Exchange Act of 1934, as amended (similar criteria and standards apply to securities with foreign listings)).

  3.
  Each company must have a minimum market capitalization of $750 million and a minimum free float (i.e., shares of a public company that are not held by corporate insiders that are freely tradable in the public market or markets on which a company's securities are listed) of $600 million on the last business day of the month prior to the rebalancing month to be admitted to the Underlying Index and companies representing at least 95% of the total weight of the Underlying Index must have an average daily turnover for the previous ninety days of more than $1 million. Companies are deleted from the Underlying Index if their market capitalization falls below $400 million and/or their free float falls below $300 million and/or their average daily turnover for the previous ninety days falls below $800,000 on the last business day of the second month of each calendar quarter.

        The Underlying Index is based on a capitalization weighting methodology, adjusted for free float. Company weights may be further modified, if required, to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code and to account for other considerations set forth in the official rule book.

        As of June 30, 2009, the Underlying Index included 35 securities of companies with a market capitalization range of between approximately $1.59 billion and $40.58 billion. As of that date, approximately 46% of the weight of the Underlying Index reflected companies domiciled in the United States. These values can change over time within the constraints of the existing rulebook for the Underlying Index, and the rulebook can be modified by the Index Committee for the Underlying Index.

        The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

        The Underlying Index was developed by S-Network Global Indexes LLC (the "Index Provider") and will be launched on or about October 2009. Reuters America LLC will serve as calculation agent. Underlying Index values are distributed throughout the day, between the hours of 9:30 a.m. and 4:15 p.m. Eastern time at 15 second intervals under the symbol "CRBAX".

        The information contained herein regarding the Underlying Index was provided by the Index Provider.

Primary Investment Risks

        Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. See also the section "Additional Risks" for additional risk factors.

        Risk of Investing in the Agriculture Sector.    Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund's portfolio companies and, thus, the Fund's financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting the agricultural sector, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence industry profitability, the planting of certain crops versus other uses of agricultural resources, the location and size of crop production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, the Fund's portfolio companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund's portfolio companies.

        Relationship to Commodities.    The Underlying Index measures the performance of equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture sector. The Underlying Index does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

        Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

        Equity Risk.    A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

        Foreign Investment Risk.    The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

        Non-Correlation Risk.    The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund's return and the return of the Underlying Index.

        Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

        The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

        Small- and Medium-Sized Company Risk.    Investing in securities of small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

        Replication Management Risk.    Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

        Issuer-Specific Changes.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of small- and medium-sized issuers can be more volatile than that of larger issuers.

        Non-Diversified Fund Risk.    The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

FUND PERFORMANCE

        As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

FEES AND EXPENSES OF THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Shareholder Fees (paid directly by Authorized Participants)
Sales charges (loads)	None
Standard creation/redemption transaction fee per order(1)	$500
Maximum additional creation/redemption transaction fee per order(1)	$2,000
Annual Fund Operating Expenses(2)(3) (expenses that are deducted from Fund assets)
Management fees	0.65%
Other expenses(2)(4)	—%
Total annual Fund operating expenses(4)	0.65%

(1)
Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500. If a Creation Unit is purchased or redeemed outside of the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2)
The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending December 31, 2009.

(3)
Expressed as a percentage of average net assets.

(4)
The Fund's Advisory Agreement provides that the Investment Adviser will pay all expenses of the Fund, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business.

Example

        The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund. The Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Underlying Index. Shares in less than Creation Unit aggregations are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Underlying Index), assuming a 5% annual return and that the Fund's operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment in Creation Unit is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Fund expenses or performance, which may be greater or lesser than the estimate.

One Year	Three Years
$66	$208

Creation Transaction Fees and Redemption Transaction Fees

        The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction. The value of a Creation Unit as of first creation was approximately $2,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $14,283 if the Creation Unit is redeemed after one year, and $42,600 if the Creation Unit is redeemed after three years.

        If a Creation Unit is purchased or redeemed for cash or outside the NSCC, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

JEFFERIES | TR/J CRB GLOBAL ENERGY EQUITY INDEX FUND

Investment Objective

        The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Energy Equity Index (the "Underlying Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

        The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index. The Fund will normally invest at least 80% of its total assets in the equity securities that comprise the Underlying Index and depositary receipts based on the securities in the Underlying Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days equity notice prior to any material change in this policy. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

        The Sub-Adviser seeks a correlation over time of 0.95 or better between the Fund's performance, before fees and expenses, and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation.

        The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Sub-Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Sub-Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Sub-Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Index Description and Methodology

        The Thomson Reuters/Jefferies In-The-Ground CRB Global Energy Equity Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of energy and energy-related products and services in the following sectors: coal and consumable fuels, integrated oil and gas, oil and gas exploration and production, oil and gas drilling, oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation excluding shipping.

        Each Underlying Index component derives more than 50% of its annual revenues from the production and distribution of energy and energy-related products and services and is selected from a global universe of approximately 700 companies based on the following criteria:

  1.
  Neither the country of domicile nor listing imposes any restrictions on investment or currency conversion. For companies domiciled or listed in countries where such restrictions exist, ADRs or GDRs, which trade without such restrictions, may be eligible.

  2.
  The security is listed on a regulated exchange that provides a "last closing price" (e.g., National Stock Market stocks must be "reported securities" under Rule 11Aa3-1 under Securities Exchange Act of 1934, as amended (similar criteria and standards apply to securities with foreign listings)).

  3.
  Each company must have a minimum market capitalization of $1 billion and a minimum free float (i.e., shares of a public company that are not held by corporate insiders that are freely tradable in the public market or markets on which a company's securities are listed) of $800 million on the last business day of the month prior to the rebalancing month to be admitted to the Underlying Index and companies representing at least 95% of the total weight of the Underlying Index must have an average daily turnover for the previous ninety days of more than $1 million. Companies are deleted from the Underlying Index if their market capitalization falls below $600 million and/or their free float falls below $400 million and/or their average daily turnover for the previous ninety days falls below US$750 million on the seventh day prior to the effective date of a rebalancing $800,000 on the last business day of the second month of each calendar quarter.

        The Underlying Index is weighted based on a capitalization weighting methodology, adjusted for free float. Company weights may be further modified, if required, to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code and to account for other considerations set forth in the official rule book.

        As of June 30, 2009, the Underlying Index included 50 securities of companies with a market capitalization range of between approximately $9.4 billion and $366.64 billion. As of that date, approximately 32% of the weight of the Underlying Index reflected companies domiciled in the United States. These values can change over time within the constraints of the existing rulebook for the Underlying Index, and the rulebook can be modified by the Index Committee for the Underlying Index.

        The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

        The Underlying Index was developed by S-Network Global Indexes LLC (the "Index Provider") and will be launched on or about October 2009. Reuters America LLC will serve as calculation agent. Index values are distributed throughout the day, between the hours of 9:30 a.m. and 4:15 p.m. Eastern time at 15 second intervals under the symbol "CRBEX."

        The information contained herein regarding the Underlying Index was provided by the Index Provider.

Primary Investment Risks

        Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. See also the section "Additional Risks" for additional risk factors.

        Energy Sector Risk.    Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

        Relationship to Commodities.    The Underlying Index measures the performance of equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the energy sector. The Underlying Index does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

        Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

        Equity Risk.    A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

        Foreign Investment Risk.    The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

        Non-Correlation Risk.    The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund's return and the return of the Underlying Index.

        Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

        The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

        Small- and Medium-Sized Company Risk.    Investing in securities of small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

        Replication Management Risk.    Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

        Issuer-Specific Changes.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of small- and medium-sized issuers can be more volatile than that of larger issuers.

        Non-Diversified Fund Risk.    The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

FUND PERFORMANCE

        As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

FEES AND EXPENSES OF THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Shareholder Fees (paid directly by Authorized Participants)
Sales charges (loads)	None
Standard creation/redemption transaction fee per order(1)	$1,000
Maximum additional creation/redemption transaction fee per order(1)	$4,000
Annual Fund Operating Expenses(2)(3) (expenses that are deducted from Fund assets)
Management fees	0.65%
Other expenses(2)(4)	—%
Total annual Fund operating expenses(4)	0.65%

(1)
Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed outside of the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2)
The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending December 31, 2009.

(3)
Expressed as a percentage of average net assets.

(4)
The Fund's Advisory Agreement provides that the Investment Adviser will pay all expenses of the Fund, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business.

Example

        The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund. The Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Underlying Index. Shares in less than Creation Unit aggregations are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Underlying Index), assuming a 5% annual return and that the Fund's operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment in Creation Unit is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Fund expenses or performance, which may be greater or lesser than the estimate.

One Year	Three Years
$66	$208

Creation Transaction Fees and Redemption Transaction Fees

        The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction. The value of a Creation Unit as of first creation was approximately $2,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $15,283 if the Creation Unit is redeemed after one year, and $43,600 if the Creation Unit is redeemed after three years.

        If a Creation Unit is purchased or redeemed for cash or outside the NSCC, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

JEFFERIES | TR/J CRB GLOBAL INDUSTRIAL METALS EQUITY INDEX FUND

Investment Objective

        The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Industrial Metals Equity Index (the "Underlying Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

        The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index. The Fund will normally invest at least 80% of its total assets in the securities that comprise the Underlying Index and depositary receipts based on the equity securities in the Underlying Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

        The Sub-Adviser seeks a correlation over time of 0.95 or better between the Fund's performance, before fees and expenses, and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation.

        The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Sub-Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Sub-Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Sub-Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Index Description and Methodology

        The Thomson Reuters/Jefferies In-The-Ground CRB Global Industrial Metals Equity Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of base and/or industrial metals and related products and services in the following sectors: aluminum, steel, uranium, and diversified metals and mining.

        Each Underlying Index component derives more than 50% of its annual revenues from the production and distribution of aluminum, steel, uranium, and diversified metals and mining and is selected from a global universe of approximately 450 companies based on the following criteria:

  1.
  Neither the country of domicile nor listing imposes any restrictions on investment or currency conversion. For companies domiciled or listed in countries where such restrictions exist, ADRs or GDRs, which trade without such restrictions, may be eligible.

  2.
  The security is listed on a regulated exchange that provides a "last closing price" (e.g., National Stock Market stocks must be "reported securities" under Rule 11Aa3-1 of the

    Securities Exchange Act of 1934, as amended (similar criteria and standards apply to securities with foreign listings)).

  3.
  Each company must have a minimum market capitalization of $750 million and a minimum free float (i.e., shares of a public company that are not held by corporate insiders that are freely tradable in the public market or markets on which a company's securities are listed) of $600 million on the last business day of the month prior to the rebalancing month to be admitted to the Underlying Index and companies representing at least 95% of the total weight of the Underlying Index must have an average daily turnover for the previous ninety days of more than $1 million. Companies are deleted from the Underlying Index if their market capitalization falls below $400 million and/or their free float falls below $300 million and/or their average daily turnover for the previous ninety days falls below $800,000 on the last business day of the second month of each calendar quarter.

        The Underlying Index is based on a capitalization weighting methodology, adjusted for free float. Company weights may be further modified, if required, to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code and to account for other considerations set forth in the official rule book.

        As of June 30, 2009, the Underlying Index included 35 securities of companies with a market capitalization range of between approximately $4.00 billion and $141.52 billion. As of that date, approximately 7% of the weight of the Underlying Index reflected companies domiciled in the United States. These values can change over time within the constraints of the existing rulebook for the Underlying Index, and the rulebook can be modified by the Index Committee for the Underlying Index.

        The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

        The Underlying Index was developed by S-Network Global Indexes LLC (the "Index Provider") and will be launched on or about October 2009. Reuters America LLC will serve as calculation agent. Underlying Index values are distributed throughout the day, between the hours of 9:30 a.m. and 4:15 p.m. Eastern time at 15 second intervals under the symbol "CRBIX."

        The information contained herein regarding the Underlying Index was provided by the Index Provider.

Primary Investment Risks

        Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. See also the section "Additional Risks" for additional risk factors.

        Industrial Metals Sector Risk.    Companies in the industrial metals sector may be adversely affected by changes in government regulation, world events and economic conditions. The price of industrial metals has been subject to substantial price fluctuations over short periods of time. The price of industrial metals may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances or trade or currency restrictions between countries. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates and inflation, imposition of import controls, increased competition and changes in industrial and commercial demand for industrial metals.

        Relationship to Commodities.    The Underlying Index measures the performance of equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the industrial metals sector. The Underlying Index does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

        Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

        Equity Risk.    A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

        Foreign Investment Risk.    The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

        Non-Correlation Risk.    The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund's return and the return of the Underlying Index.

        Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

        The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

        Small- and Medium-Sized Company Risk.    Investing in securities of small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

        Replication Management Risk.    Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

        Issuer-Specific Changes.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of small- and medium-sized issuers can be more volatile than that of larger issuers.

        Non-Diversified Fund Risk.    The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

FUND PERFORMANCE

        As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

FEES AND EXPENSES OF THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Shareholder Fees (paid directly by Authorized Participants)
Sales charges (loads)	None
Standard creation/redemption transaction fee per order(1)	$1,000
Maximum additional creation/redemption transaction fee per order(1)	$4,000
Annual Fund Operating Expenses(2)(3) (expenses that are deducted from Fund assets)
Management fees	0.65%
Other expenses(2)(4)	—%
Total annual Fund operating expenses(4)	0.65%

(1)
Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed outside of the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2)
The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending December 31, 2009.

(3)
Expressed as a percentage of average net assets.

(4)
The Fund's Advisory Agreement provides that the Investment Adviser will pay all expenses of the Fund, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business.

Example

        The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund. The Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Underlying Index. Shares in less than Creation Unit aggregations are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Underlying Index), assuming a 5% annual return and that the Fund's operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment in Creation Unit is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Fund expenses or performance, which may be greater or lesser than the estimate.

One Year	Three Years
$66	$208

Creation Transaction Fees and Redemption Transaction Fees

        The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction. The value of a Creation Unit as of first creation was approximately $2,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $15,283 if the Creation Unit is redeemed after one year, and $43,600 if the Creation Unit is redeemed after three years.

        If a Creation Unit is purchased or redeemed for cash or outside the NSCC, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

JEFFERIES | TR/J CRB GLOBAL PRECIOUS METALS EQUITY INDEX FUND

Investment Objective

        The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Precious Metals Equity Index (the "Underlying Index"). The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Primary Investment Strategies

        The Fund, using a low cost "passive" or "indexing" investment approach, seeks to replicate, before fees and expenses, the performance of the Underlying Index. The Fund will normally invest at least 80% of its total assets in the equity securities that comprise the Underlying Index and depositary receipts based on the securities in the Underlying Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy. The Board of Trustees of the Trust may change the Fund's investment strategy and other policies without shareholder approval, except as otherwise indicated.

        The Sub-Adviser seeks a correlation over time of 0.95 or better between the Fund's performance, before fees and expenses, and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation.

        The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Sub-Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Sub-Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Sub-Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Index Description and Methodology

        The Thomson Reuters/Jefferies In-The-Ground CRB Global Precious Metals Equity Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the mining and production of gold and precious metals and minerals.

        Each Underlying Index component derives more than 50% of its annual revenues from the production and distribution of gold and precious metals and minerals and is selected from a global universe of approximately 200 companies based on the following criteria:

  1.
  Neither the country of domicile nor listing imposes any restrictions on investment or currency conversion. For companies domiciled or listed in countries where such restrictions exist, ADRs or GDRs, which trade without such restrictions, may be eligible.

  2.
  The security is listed on a regulated exchange that provides a "last closing price" (e.g., National Stock Market stocks must be "reported securities" under Rule 11Aa3-1 of the

    Securities Exchange Act of 1934, as amended (similar criteria and standards apply to securities with foreign listings)).

  3.
  Each company must have a minimum market capitalization of $750 million and a minimum free float (i.e., shares of a public company that are not held by corporate insiders that are freely tradable in the public market or markets on which a company's securities are listed) of $600 million on the last business day of the month prior to the rebalancing month to be admitted to the Underlying Index and companies representing at least 95% of the total weight of the Underlying Index must have an average daily turnover for the previous ninety days of more than $1 million. Companies are deleted from the Underlying Index if their market capitalization falls below $400 million and/or their free float falls below US$300 million and/or their average daily turnover for the previous ninety days falls below $800,000 on the last business day of the second month of each calendar quarter.

        The Underlying Index is based on a capitalization weighting methodology, adjusted for free float. Company weights may be further modified, if required, to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code and to account for other considerations set forth in the official rule book.

        As of June 30, 2009, the Underlying Index included 30 securities of companies with a market capitalization range of between approximately $1.29 billion and $29.3 billion. As of that date, approximately 7% of the weight of the Underlying Index reflected companies domiciled in the United States. These values can change over time within the constraints of the existing rulebook for the Underlying Index, and the rulebook can be modified by the Index Committee for the Underlying Index.

        The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

        The Underlying Index was developed by S-Network Global Indexes LLC (the "Index Provider") and will be launched on or about October 2009. Reuters America LLC will serve as calculation agent. Underlying Index values are distributed throughout the day, between the hours of 9:30 a.m. and 4:15 p.m. Eastern time at 15 second intervals under the symbol "CRBGX."

        The information contained herein regarding the Underlying Index was provided by the Index Provider.

Primary Investment Risks

        Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. See also the section "Additional Risks" for additional risk factors.

        Precious Metals Sector Risk.    Because the Fund primarily invests in securities of companies that are involved in the precious metals sector, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals since precious metals companies are highly dependent on the price of such precious metals. These prices may fluctuate substantially over short periods of time so the Fund's Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of precious metals may be adversely affected, which could in turn affect the Fund's returns.

        Relationship to Commodities.    The Underlying Index measures the performance of equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the precious metals sector. The Underlying Index does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

        Investment Risk.    An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

        Equity Risk.    A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

        Foreign Investment Risk.    The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

        Non-Correlation Risk.    The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund's return and the return of the Underlying Index.

        Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

        The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

        Small- and Medium-Sized Company Risk.    Investing in securities of small- and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

        Replication Management Risk.    Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

        Issuer-Specific Changes.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of small- and medium-sized issuers can be more volatile than that of larger issuers.

        Non-Diversified Fund Risk.    The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

FUND PERFORMANCE

        As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

FEES AND EXPENSES OF THE FUND

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

Shareholder Fees (paid directly by Authorized Participants)
Sales charges (loads)	None
Standard creation/redemption transaction fee per order(1)	$1,000
Maximum additional creation/redemption transaction fee per order(1)	$4,000
Annual Fund Operating Expenses(2)(3) (expenses that are deducted from Fund assets)
Management fees	0.65%
Other expenses(2)(4)	—%
Total annual Fund operating expenses(4)	0.65%

(1)
Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000. If a Creation Unit is purchased or redeemed outside of the NSCC or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged. See the following discussion of "Creation Transaction Fees and Redemption Transaction Fees."

(2)
The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending December 31, 2009.

(3)
Expressed as a percentage of average net assets.

(4)
The Fund's Advisory Agreement provides that the Investment Adviser will pay all expenses of the Fund, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business.

Example

        The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that you may pay when purchasing or selling Shares of the Fund. The Fund creates and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Underlying Index. Shares in less than Creation Unit aggregations are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Underlying Index), assuming a 5% annual return and that the Fund's operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment in Creation Unit is for illustration purposes only, as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only and should not be considered indications of expected Fund expenses or performance, which may be greater or lesser than the estimate.

One Year	Three Years
$66	$208

Creation Transaction Fees and Redemption Transaction Fees

        The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants ("APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction. The value of a Creation Unit as of first creation was approximately $2,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 per transaction (see "How to Buy and Sell Shares" later in this Prospectus). APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $15,283 if the Creation Unit is redeemed after one year, and $43,600 if the Creation Unit is redeemed after three years.

        If a Creation Unit is purchased or redeemed for cash or outside the NSCC, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

SECONDARY INVESTMENT STRATEGIES

        Each Fund will normally invest at least 80% of its total assets in component equity securities that comprise the Index and depositary receipts based on the securities in the Underlying Index. The Funds may invest their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its Underlying Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange ("NYSE") is open) for additions and deletions to each Underlying Index to be reflected in the portfolio composition of a Fund.

        Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

        Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

        The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under "Investment Restrictions."

ADDITIONAL RISK CONSIDERATIONS

        In addition to the risks described previously, there are certain other risks related to investing in the Fund.

        Trading Issues.    Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

        Fluctuation of Net Asset Value.    The NAV of each Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on NYSE Arca. The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of each Underlying Index trading individually or in the aggregate at any point in time.

        However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAV), the Sub-Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

        Securities Lending.    Although the Funds will receive collateral in connection with all loans of their securities holdings, the Funds would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Funds). In addition, the Funds will bear the risk of loss of any cash collateral that it invests.

        These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

        ALPS Advisors, Inc. acts as the Funds' investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the "Advisory Agreement"). The Investment Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As of June 30, 2009, ALPS Fund Services, Inc. and its affiliated entities, including the Investment Adviser, provided supervisory, management, servicing or distribution services on approximately $200 billion in assets through closed-end funds, mutual funds, hedge funds, separately managed accounts and exchange-traded funds. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of the Funds to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies.

        Pursuant to the Advisory Agreement, each Fund pays the Investment Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund's average daily net assets. From time to time, the Investment Adviser may waive all or a portion of its fee.

        Out of the unitary management fee, the Investment Adviser pays substantially all expenses of each Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business.

        The Investment Adviser's unitary management fee is designed to pay substantially all the Funds' expenses and to compensate the Investment Adviser for providing services to the Funds.

Sub-Adviser

        Arrow Investment Advisors, LLC acts as the Funds' sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser, a registered investment adviser, has its principal office located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832. As of July 29, 2009, the Sub-Adviser had approximately $365 million in assets under management, which includes assets managed in overlay strategies.

        Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Funds, at the annual rate of 0.05% of average net assets.

Approval of Advisory and Sub-Advisory Agreement

        A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement and the Sub-Advisory Agreement will be available in the Funds' annual report to shareholders for the period ending December 31, 2009.

Portfolio Management

        The Sub-Adviser manages the investment portfolio of each Fund and directs the purchase and sale of the Funds' investment securities based on each Fund's Underlying Index. The Sub-Adviser utilizes a team of investment professionals acting together to manage the assets of the Funds. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The following members of the team are responsible for the day-to-day management of each Fund's portfolio.

        William E. Flaig, Jr. has been responsible for the day to day management of each Fund since its inception. Mr. Flaig joined the Sub-Adviser as Chief Investment Officer in February of 2007, prior to which he was a principal of Paladin Asset Management from 2005-2007. To Paladin, Mr. Flaig brought a body of original research in absolute return factors, which he refined there and which evolved into Paladin's corresponding alternative investment strategies. From 2000 to 2005, Mr. Flaig served Rydex Investments in portfolio management roles of increasing responsibility, culminating with his appointment as Director of Portfolio Management/Director of Investment Strategy, with responsibility over all Rydex Portfolio Managers.

        Adrian Bachman, CFA®, specializes in the quantitative equity analysis of each Fund. Before joining the Sub-Adviser as a portfolio manager in June 2008, Mr. Bachman spent eleven years at Rydex Investments as a portfolio manager.

        The Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Funds.

PURCHASE AND REDEMPTION OF SHARES

General

        The Shares will be issued or redeemed by the Funds at NAV per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

        Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds will be listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares will generally be purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds are expected to trade on NYSE Arca at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Funds' Shares will generally be issued and redeemed in Creation Units, the Investment Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Funds are expected to trade under the following symbols:

Fund	Symbol
Jefferies | TR/J CRB Global Commodity Equity Index Fund	CRBQ
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	CRBA
Jefferies | TR/J CRB Global Energy Equity Index Fund	CRBE
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	CRBI
Jefferies | TR/J CRB Global Precious Metals Equity Index Fund	CRBG

        Share prices are reported in dollars and cents per Share.

        Investors may acquire Shares directly from the Funds, and shareholders may tender their Shares for redemption directly to the Funds, only in Creation Units of 50,000 Shares, as discussed in the section "Creations, Redemptions and Transaction Fees" below.

Book Entry

        Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

        Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

        The trading price of each Fund's shares on NYSE Arca may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

        The approximate value of Shares of each Fund will be disseminated every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of each Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to their accuracy.

        The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of each Fund's portfolio securities, cash and other assets

(including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

        Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of each Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Creation Units

        Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Funds must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

How to Buy Shares

        In order to purchase Creation Units of each Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in its respective Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the NSCC, immediately prior to the opening of business each day of NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

        Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of the DTC ("DTC Participant") that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day's closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

        A fixed creation transaction fee of $3,000, $500, $1,000, $1,000 and $1,000 for Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund, respectively, per transaction (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed on transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

        Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 15% of the market value of the missing Deposit Securities on deposit with the Trust. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

        An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption of Shares

        Shares may be redeemed only in Creation Units at their NAV and only on a day NYSE Arca is open for business. The Funds' custodian makes available immediately prior to the opening of business each day of NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of Shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to a Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

        An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

        A fixed redemption transaction fee of $3,000, $500, $1,000, $1,000 and $1,000 for Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund, respectively, per transaction (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Distributions

        Dividends and Capital Gains.    Fund shareholders are entitled to their share of each Fund's income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as "distributions."

        The Funds typically earn income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

        Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, each Fund intends to distribute at least quarterly amounts representing the full dividend yield net of expenses on the underlying investment securities as if the Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital (which is a return of the shareholder's investment in a Fund). Section 19(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 19a-1 thereunder require the Funds to provide a written statement accompanying any such distribution that adequately discloses its source or sources to the extent the source includes something other than net investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Funds would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19-1 carefully, and should not assume that the source of any distribution from a Fund is net profit.

        Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

        The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by each Fund's shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund will issue and redeem its shares at NAV for a basket of securities intended to mirror each Fund's portfolio, plus a small amount of cash, and the Funds' Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund's shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS

        ALPS Fund Services, Inc. is the administrator of the Funds.

        The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

        Dechert LLP serves as counsel to the Funds.

        Deloitte & Touche LLP serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDER

        The Index Provider is not affiliated with the Trust, the Investment Adviser, the Sub-Adviser or the Distributor. The Investment Adviser has entered into a license agreement with the Index Provider to use each Fund's Underlying Index.

DISCLAIMERS

        The Index Provider is the designer of the construction and methodology for each Underlying Index and owns the service mark or trademark "In-the-Ground." "Thomson," "Thomson Reuters," "Reuters" and "CRB" are service marks or trademarks of Reuters America LLC, a Thomson Reuters company, or its affiliates ("Thomson Reuters"). "Jefferies" is a service mark or trademark of Jefferies Financial Products, LLC or its affiliates ("Jefferies"). Thomson Reuters and Jefferies act as brand licensors for the Underlying Indexes. Neither Thomson Reuters nor Jefferies is responsible for the descriptions of the Underlying Indexes or the Funds that appear herein. Thomson Reuters and Jefferies are not affiliated with the Index Provider, the Trust, the Investment Adviser, the Sub-Adviser or the Distributor.

        The Index Provider, Thomson Reuters and Jefferies and their affiliates and their respective directors, officers and employees (collectively the "Index Parties") may buy or sell securities contemplated herein as agent or as principal for their own account and may have positions or engage in transactions based on or indexed to each Underlying Index. It is possible that such trading activity will affect the value of each Underlying Index and the Funds.

        The Funds are not sponsored, endorsed or promoted by the Index Parties. The Index Parties make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities or commodities generally or in the Funds particularly and do not guarantee the quality, accuracy or completeness of the Underlying Indexes or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. Each Underlying Index is determined and composed without regard to the Investment Adviser, the Sub-Adviser or the Funds. The Index Parties have no obligation to take the needs of the Investment Adviser, the Sub-Adviser, the Funds or the shareholders of the Funds into consideration in connection with the foregoing. The Index Parties are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. The Index Parties have no obligation or liability in connection with the administration or trading of the Funds.

        The Index Parties do not guarantee the accuracy and/or completeness of the Underlying Indexes or any data included therein, and the Index Parties shall have no liability for any errors, omissions, or interruptions therein. The Index Parties make no warranty, express or implied, as to results to be obtained by the Investment Adviser, the Sub-Adviser, the Funds, Fund shareholders or any other person or entity from the use of the Underlying Indexes or any data included therein. The Index Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Index Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

        The Investment Adviser and Sub-Adviser do not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser and Sub-Adviser make no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Investment Adviser and Sub-Adviser make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser and Sub-Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

        The Thomson Reuters/Jefferies In-The-Ground CRB Global Commodity Equity Index will initially be calculated by NYSE Arca. The Jefferies | TR/J CRB Global Commodity Equity Index Fund, which is based on the Thomson Reuters/Jefferies In-The-Ground CRB Global Commodity Equity Index, is not issued, sponsored, endorsed, sold or promoted by NYSE Arca, and NYSE Arca makes no representation regarding the advisability of investing in such product.

        NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE THOMSON REUTERS/JEFFERIES IN-THE-GROUND CRB GLOBAL COMMODITY EQUITY INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FEDERAL INCOME TAXATION

        As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

        Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

  •
  The Funds make distributions,

  •
  You sell your Shares listed on NYSE Arca, and

  •
  You purchase or redeem Creation Units.

Taxes on Distributions

        Dividends from net investment income, if any, are declared and paid quarterly. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Funds. Dividends paid out of the Funds' income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

        Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years some ordinary dividends declared and paid by the Funds to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Funds and their shareholders. Without future Congressional action, the maximum rate applicable to long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

        If you are not a citizen or permanent resident of the United States, each Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2010, the Funds are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Funds as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Funds may withhold tax on these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service ("IRS"). Prospective investors are urged to consult their tax advisors regarding the specific tax consequences described above.

        The Funds generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is currently 28%.

Taxes on Exchange-Listed Shares Sales

        Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

        An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

        Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

        If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

        The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

 OTHER INFORMATION

        For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in a Securities and Exchange Commission ("SEC") exemptive order issued to the Trust, including that such investment companies enter an agreement with the Trust.

Disclosure of Portfolio Holdings

        A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

FINANCIAL HIGHLIGHTS

        Because the Funds have not yet commenced operations, there is no financial information available for the Shares as of the date of this Prospectus.

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

  •
  Call your financial professional

  •
  www.alpsetfs.com

Dealers

  •
  www.alpsetfs.com

  •
  Distributor Telephone: 1-866-675-2639

Investment Adviser	Sub-Adviser
ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Arrow Investment Advisors, LLC 2943 Olney-Sandy Spring Road, Suite A Olney, Maryland 20832
Distributor
ALPS Distributors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203
Custodian	Transfer Agent
The Bank of New York Mellon 101 Barclay Street New York, New York 10286	The Bank of New York Mellon 101 Barclay Street New York, New York 10286
Legal Counsel	Independent Registered Public Accounting Firm
Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

        A Statement of Additional Information dated September 21, 2009, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

        You will find additional information about the Funds in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund's performance during its last fiscal year.

        You can ask questions or obtain a free copy of the Funds' shareholder reports or the Statement of Additional Information by calling 1-866-675-2639 or 1-877-526-9298. Free copies of the Funds' shareholder reports and the Statement of Additional Information are available from our website at www.alpsetfs.com.

        The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

        Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, Colorado 80203

September 21, 2009

Investment Company Act File No. 811-22175.

[LOGO]

Investment Company Act File No. 811-22175

Jefferies | TR/J CRB Global Commodity Equity Index Fund
Jefferies | TR/J CRB Global Agriculture Equity Index Fund
Jefferies | TR/J CRB Global Energy Equity Index Fund
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund
Jefferies | TR/J CRB Global Precious Metals Equity Index Fund
each a series of the ALPS ETF Trust

Statement of Additional Information

Dated September 21, 2009

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated September 21, 2009 for Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund, each a series of the ALPS ETF Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, ALPS Distributors, Inc., or by calling toll free 1-866-513-5856.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

        The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of seven investment portfolios. This SAI relates to Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund (the "Funds"). Each Fund is based on an underlying index (the "Underlying Index") of U.S. and non-U.S. securities. Each Fund is "non-diversified" and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

        The Funds are managed by ALPS Advisors, Inc. ("ALPS Advisers" or the "Investment Adviser"). Arrow Investment Advisors, LLC is the investment sub-adviser for the Fund (the "Sub-Adviser").

        Each Fund will offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Each Fund's Shares are expected to be listed on NYSE Arca, Inc. ("NYSE Arca"). Fund Shares trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares will be redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

        The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

 EXCHANGE LISTING AND TRADING

        There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of Shares of the Funds will continue to be met. NYSE Arca may, but is not required to, remove the Shares of the Funds from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of a Fund.

        As in the case of other stocks traded on NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

        The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

 INVESTMENT OBJECTIVES AND RESTRICTIONS

Investment Objectives

        Jefferies | TR/J CRB Global Commodity Equity Index Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Commodity Equity Index (the "Underlying Index").

        Jefferies | TR/J CRB Global Agriculture Equity Index Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Agriculture Equity Index (the "Underlying Index").

        Jefferies | TR/J CRB Global Energy Equity Index Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Energy Equity Index (the "Underlying Index").

        Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Industrial Metals Equity Index (the "Underlying Index").

        Jefferies | TR/J CRB Global Precious Metals Equity Index Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters/Jefferies In-The-Ground CRB Global Precious Metals Equity Index (the "Underlying Index").

Investment Restrictions

        The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies each Fund's respective investment restrictions, numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

        (1)   Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        (2)   Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

        (3)   Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

        (4)   Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

        (5)   Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

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        (6)   Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

        (7)   Issue senior securities, except as permitted under the 1940 Act.

        Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

        The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

        In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. Each Fund may not:

        (1)   Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

        (2)   Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

        (3)   Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

        (4)   Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

        (5)   Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

        The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

        Loans of Portfolio Securities.    Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. These loans cannot exceed 33 1/3% of a Fund's total assets.

        Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by a Fund at any time; and (c) a

3

Fund receives reasonable interest on the loan. From time to time, each Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

        Senior Securities.    In general, the Funds may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Funds to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

        Repurchase Agreements.    Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

        The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, each Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

        The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

        Reverse Repurchase Agreements.    Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a

4

separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

        Money Market Instruments.    Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

        Investment Companies.    Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

        Illiquid Securities.    Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

        Currency Transactions.    Each Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

        A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

        Futures and Options.    Each Fund may utilize exchange-traded futures and options contracts.

        Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

        Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

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        After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

        Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the Underlying Index components or a subset of the components.

        An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

        Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

        Restrictions on the Use of Futures Contracts and Options on Futures Contracts.    The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Funds may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectus and this SAI.

        Swap Agreements.    Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with

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respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

        The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

        The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

        A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Principal Risks of Investing in the Fund" section with respect to each Fund and "Additional Risks" section. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

        An investment in each Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

        An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

        Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

        The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of each Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

        Risks of Currency Transactions.    Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign exchange transactions at an

7

inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of its Underlying Index and may lower the Fund's return. The Funds could experience losses if the value of their currency forwards, options and futures positions were poorly correlated with their other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

        Risks of Futures and Options Transactions.    There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Funds plan to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

        Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in an Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying futures contracts it has sold.

        The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

        Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Investment Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

        Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin.

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        Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

        Risks of Swap Agreements.    The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor—(e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Funds, however, intend to utilize swaps in a manner designed to limit their risk exposure to levels comparable to direct investments in stocks.

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MANAGEMENT

        Trustees and Officers.    The general supervision of the duties performed by the Investment Adviser and the Sub-Adviser for the Funds under the Investment Advisory Agreement and the Sub-Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Interested Trustee") is affiliated with the Investment Adviser.

        The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, age 68	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE, and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	13	Ms. Anstine is a Trustee of ALPS Variable Insurance Trust (1 fund); Financial Investors Variable Insurance Trust (5 funds); Financial Investors Trust (2 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

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Name, Address and Age of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Jeremy W. Deems, age 32	Trustee	Since March 2008	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	8	Mr. Deems is a Trustee of ALPS Variable Insurance Trust (1 fund); Financial Investors Trust (2 funds); and Reaves Utility Income Fund.
Rick A. Pederson, age 56	Trustee	Since March 2008	Mr. Pederson is Chairman, Ross Consulting Group, 1982 to present; President, Foundation Properties, Inc., 1994 to present; Partner, Western Capital Partners, 2000 to present; Partner, Bow River Capital Partners, 2003 to present; Principal, The Pauls Corp., 2008 to present; Director, Neenan Co., 2002 to present; Director, Nexcore LLC, 2004 to present; Director, Urban Land Conservancy, 2004 to present; Director, Guaranty Bank and Trust/Centennial Bank, 1997 to 2007; Director, Winter Park Rec. Association, 2002 to 2008.	6	Mr. Pederson is Trustee of Westcore Trust (12 funds)

*
The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**
This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***
The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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        The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees
Thomas A. Carter, age 42	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. ("ALPS") in 1994 and is currently President and Director of ALPS Advisors, Inc. ("AAI"), ALPS Distributors, Inc. ("ADI") and FTAM Funds Distributor, Inc. and Director of ALPS and ALPS Holdings, Inc. Because of his position with ALPS, ADI and AAI, Mr. Carter is deemed an affiliate of the Portfolio as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.	12	Mr. Carter is a Trustee of Financial Investors Variable Insurance Trust (5 funds)

*
The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**
This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***
Mr. Carter is an interested person of the Trust because of his affiliation with ALPS.

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Name, Address and Age of Executive Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Michael Akins, age 32	Chief Compliance Officer ("CCO")	Since March 2008	Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation. Before joining UMB, Mr. Akins served as an account manager for State Street Corporation. Because of his affiliation with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS Variable Insurance Trust, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund and the Clough Global Equity Fund.
Kimberly R. Storms, age 37	Treasurer	Since March 2008

Ms. Storms is Director of Fund Administration and Vice President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS Variable Insurance Trust; Assistant Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, and Financial Investors Trust; and Assistant Secretary of Ameristock Mutual Fund, Inc.

William Parmentier, age 56	Vice President	Since March 2008

Mr. Parmentier is Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Tané T. Tyler, age 44	Secretary	Since December 2008

Ms. Tyler is Vice President, General Counsel and Secretary of ALPS. Ms. Tyler joined ALPS in 2004. Secretary, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund from December 2006-2008; Secretary, Reaves Utility Income Fund from December 2004—2007; Secretary, Westcore Funds from February 2005—2007; Secretary, First Funds from November 2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004—December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September 1991 to December 2003.

*
The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**
This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

        As of December 31, 2008, the Trustees and officers of the Funds did not own any equity securities of the Funds. Additionally, none of the Independent Trustees own securities in the Investment Adviser or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Investment Adviser or Distributor.

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        Mary K. Anstine (Chairperson), Jeremy W. Deems and Rick A. Pederson, who are Independent Trustees, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2008.

        Jeremy W. Deems (Chairman), Mary K. Anstine and Rick A. Pederson who are Independent Trustees, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. The Audit Committee met once during the fiscal year ended December 31, 2008.

        Remuneration of Trustees and Officers.    Each Independent Trustee receives (1) a quarterly retainer of $3,500, (2) a per meeting fee of $1,500, (3) $750 for any special meeting held outside of a regularly scheduled board meeting and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2008:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Portfolio Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$20,000	$0	$0	$42,322.11
Jeremy W. Deems, Trustee	$20,000	$0	$0	$27,822.11
Rick A. Pederson, Trustee	$20,000	$0	$0	$20,000

(1)
The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

        Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

        Investment Adviser.    The Investment Adviser manages the investment and reinvestment of the Funds' assets and administers the affairs of the Funds to the extent requested by the Board of Trustees.

        The Funds are sub-advised by Arrow Investment Advisors, LLC.

        Other Accounts Managed by the Portfolio Managers; Compensation of the Portfolio Managers.

        Information regarding the other accounts managed by the portfolio managers is set forth below:

	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Managers	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
William E. Flaig, Jr.	Registered Investment Companies	3	$365 million	0	0
	Other Pooled investment vehicles	0	0	0	0
	Other Accounts	0	0	0	0
Adrian Bachman	Registered Investment Companies	3	$365 million	0	0
	Other Pooled investment vehicles	0	0	0	0
	Other Accounts	0	0	0	0

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        The Investment Adviser is responsible for the day-to-day management of the Funds. Portfolio managers and team members at the Investment Adviser who are responsible for the day-to-day management of the Funds are paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit's revenue and profitability as well as the individual's contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

        Securities Ownership of the Portfolio Managers.    Because the Funds are newly organized, the portfolio managers do not own shares of the Funds.

        Investment Advisory Agreement.    Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of the Funds, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds' business. For the Investment Adviser's services to the Funds, each Fund has agreed to pay an annual management fee equal to 0.65% of its average daily net assets.

        Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

        Jefferies Financial Products, LLC or its affiliate (generally, "Jefferies") has agreed to make certain payments to the Index Provider and to the Investment Adviser to facilitate the development of the Underlying Index and the Funds. The Investment Adviser's receipt of payments from Jefferies could be deemed to give the Investment Adviser an incentive to consider the input of Jefferies when making recommendations to the Board with respect to such matters as the structure and marketing of the Fund.

        ALPS Advisers is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

        Sub-Advisory Agreement.    Arrow Investment Advisors, LLC acts as the Funds' investment sub-adviser pursuant to a sub-advisory agreement with the Investment Adviser (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages the investment and reinvestment of the Funds' assets on an ongoing basis under the supervision of the Investment Adviser.

        Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Funds, at the annual rate of 0.05% of average net assets.

        The Investment Sub-Adviser is located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832.

        Administrator.    ALPS Fund Services, Inc. ("ALPS Fund Services") serves as the Trust's administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Investment Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

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        Custodian and Transfer Agent.    The Bank of New York Mellon ("BNY"), also serves as custodian for each Fund pursuant to a Custodian Agreement. As custodian, BNY holds each Fund's assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee.

        Distributor.    ALPS Distributors, Inc. is the distributor of each Fund's Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

        Aggregations.    Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

        The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

        The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

        Index Providers.    Set forth below is a list of the Funds and the Underlying Indexes upon which they are based.

Fund	Underlying Index
Jefferies | TR/J CRB Global Commodity Equity Index Fund	Thomson Reuters/Jefferies In-The-Ground CRB Global Commodity Equity Index
Jefferies | TR/J CRB Global Agriculture Equity Index Fund	Thomson Reuters/Jefferies In-The-Ground CRB Global Agriculture Equity Index
Jefferies | TR/J CRB Global Energy Equity Index Fund	Thomson Reuters/Jefferies In-The-Ground CRB Global Energy Equity Index
Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund	Thomson Reuters/Jefferies In-The-Ground CRB Global Industrial Metals Equity Index
Jefferies | TR/J CRB Global Precious Metals Equity Index Fund	Thomson Reuters/Jefferies In-The-Ground CRB Global Precious Metals Equity Index

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BROKERAGE TRANSACTIONS

        The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

        In seeking to implement the Trust's policies, the Sub-Adviser effects transactions with those brokers and dealers that the Sub-Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Sub-Adviser and its affiliates do not currently participate in soft dollar transactions.

        The Sub-Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities may be allocated among the Funds, the several investment companies and clients in a manner deemed equitable to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE TRUST

        The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on September 13, 2007.

        The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of seven funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

        Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

        Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

        The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

17

        The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

        The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

        Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

        Control Persons.    As of the date of this SAI, no entity owns of record 5% or more of the outstanding Shares of each Fund.

        Book Entry Only System.    The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

        DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

        DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the NYSE Arca, Inc. and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

        Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

        Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

        Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC

18

Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

        The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

        DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

        Proxy Voting.    The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Sub-Adviser. The Sub-Adviser votes such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

        The Trust is required to disclose annually each Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds will be available at no charge upon request by calling 1-866-513-5856 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

        Quarterly Portfolio Schedule.    The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Funds will be available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied, when available, at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. The Funds' Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-513-5856 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

        Portfolio Holdings Policy.    The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Funds. The Trust's policy is implemented and overseen by the Chief Compliance Officer of the Funds, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation

19

Unit of each Fund. The Trust, the Sub-Adviser and ALPS will not disseminate non-public information concerning the Trust.

        Codes of Ethics.    Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Investment Adviser, the Sub-Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

        The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Investment Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Funds. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

        Creation.    The Trust will issue and sell Shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

        A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        Deposit of Securities and Deposit or Delivery of Cash.    The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities—the "Deposit Securities"—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in its respective Underlying Index ("Fund Securities") and an amount of cash—the "Cash Component"—computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

        The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

        The Custodian, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, prior to the opening of business on NYSE Arca (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

20

        Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

        The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Investment Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of a Fund's respective Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process will be at the expense of each Fund and will affect the value of all Shares; but the Investment Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Investment Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of such Fund's respective Underlying Index or resulting from certain corporate actions.

        In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

        Procedures for Creation of Creation Unit Aggregations.    To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

        All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m. Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal

21

Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

        All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

        Placement of Creation Orders Using Clearing Process.    The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

        Placement of Creation Orders Outside Clearing Process.    Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Investment Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the relevant Fund by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date.

        All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash

22

Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

        Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

        Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 15% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m. Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the relevant Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 15% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m. Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the relevant Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

        Acceptance of Orders for Creation Unit Aggregations.    The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more

23

of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Investment Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Investment Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Investment Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

        All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

        Creation Transaction Fee.    Investors will be required to pay a fixed creation transaction fee, described below, payable regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

        The Standard Creation/Redemption Transaction Fee will be $3,000, $500, $1,000, $1,000 and $1,000 for Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund, respectively. The Maximum Creation/Redemption Transaction Fee will be $12,000, $2,000, $4,000, $4,000 and $4,000 for Jefferies | TR/J CRB Global Commodity Equity Index Fund, Jefferies | TR/J CRB Global Agriculture Equity Index Fund, Jefferies | TR/J CRB Global Energy Equity Index Fund, Jefferies | TR/J CRB Global Industrial Metals Equity Index Fund and Jefferies | TR/J CRB Global Precious Metals Equity Index Fund, respectively.

        Redemption of Fund Shares in Creation Units Aggregations.    Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Funds will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

        With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on NYSE Arca (currently 9:30 a.m. Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to

24

redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

        Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

        The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

        Redemption Transaction Fee.    A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for each Fund are the same as the creation fees set forth above.

        Placement of Redemption Orders Using Clearing Process.    Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

        Placement of Redemption Orders Outside Clearing Process.    Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and

25

2:00 p.m. Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

        The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. Eastern time the following Business Day pursuant to a properly submitted redemption order.

        If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

        Regular Holidays.    The Funds generally intend to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Funds may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind

26

creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

        The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Funds, in certain circumstances. The holidays applicable to the Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Funds. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

27

        The dates in calendar year 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA
Jan. 1	April 10	July 9	Dec. 8
March 24	May 1	August 17	Dec. 25
April 2	May 25	October 12
April 9	June 15	Nov. 6
AUSTRALIA
Jan. 1	June 8	Dec. 28
Jan. 26	August 3
April 10	October 5
April 13	Dec. 25
AUSTRIA
Jan. 1
Jan. 6	May 21	Dec.8
April 10	June 1	Dec.24
April 13	June 11	Dec.25
May 1	Oct. 26	Dec. 31
BELGIUM
Jan. 1	May 21	Dec. 25
April 10	June 1
April 13	July 21
May 1	Nov. 11
BRAZIL
Jan. 1	April 21	October 12
Feb. 23	May 1	Nov. 2
Feb. 24	May 11	Dec. 25
April 10	Sep. 7
CANADA
Jan. 1	July 1	Nov. 11
Feb. 16	August 3	Dec. 25
April 10	Sep. 7	Dec. 28
May 18	October 12
CHILE
Jan. 1	June 29	Dec. 8
April 10	July 16	Dec. 25
May 1	Sep. 18
May 21	October 12
CHINA
Jan. 1	Jan. 28	May 1	October 2	October 8
Jan. 2	Jan. 29	May 28	October 5
Jan. 26	Jan. 30	May 29	October 6
Jan. 27	April 6	October 1	October 7

28

CZECH REPUBLIC
Jan. 1	October 28
May 1	Nov. 17
May 8	Dec. 24
May 24	Dec. 25
Dec. 26
Dec. 31
DENMARK
Jan. 1	May 8	Dec. 24
April 9	May 21	Dec. 25
April 10	June 1	Dec. 31
April 13	June 5
EGYPT
	April 20	Sep. 20
Jan. 1	April 25	Sep. 21
Jan. 7	May 1	Oct. 6	November 27
March 9	July 1	November 26	November 28
April 19		July 23	December 18
FINLAND
Jan. 1	May 1	Dec. 25
Jan. 4	May 21
April 10	June 19
April 13	Dec. 24
FRANCE
Jan. 1	Dec. 25
April 10
April 13
May 1
GERMANY
Jan. 1	Dec. 25
April 10
April 13
May 1
GREECE
Jan. 1	April 10	May 1
Jan. 6	April 13	June 8
March 2	April 17	October 28
March 25	April 20	Dec. 25
HONG KONG
Jan. 1	April 10	July 1
Jan. 26	April 13	October 1
Jan. 27	May 1	October 26
Jan. 28	May 28	Dec. 25

29

HUNGARY
June 1
August 20
Jan. 1	August 21
Jan. 2	October 23
April 13	Dec. 24
May 1	Dec. 25
INDONESIA
Jan. 1	March 26	August 17	Sep. 23	Dec. 25
Jan. 2	April 10	Sep. 18	Nov. 27	Dec. 31
Jan. 26	May 21	Sep. 21	Dec. 18
March 9	July 20	Sep. 22	Dec. 24
IRELAND
Jan. 1	May 4
April 10	Dec. 25
April 13	Dec. 28
May 1
ISRAEL
February 10	April 14	May 28
March 10	April 15	May 29	Sep. 27
April 8	April 28	July 30	Sep. 28
April 9	April 29	Sep. 20
ITALY
Jan. 1	Dec. 24
April 10	Dec. 25
April 13	Dec. 31
May 1
JAPAN
Jan. 1	March 20	May 6	Sep. 23	Dec. 23
Jan. 2	April 29	July 20	October 12	Dec. 31
Jan. 12	May 4	Sep. 21	Nov. 3
Feb. 11	May 5	Sep. 22	Nov. 23
MALAYSIA
Jan. 1	Feb. 9	Sep. 21	Dec. 25
Jan. 26	March 9	Sep. 22
Jan. 27	May 1	Nov. 27
Feb. 2	August 31	Dec. 18
MEXICO
Jan. 1	April 10	Nov. 16
Feb. 1	May 1	Dec. 25
March 16	Sep. 16
April 9	Nov. 2
NETHERLANDS
Jan. 1	Dec. 25
April 10
April 13
May 1

30

NEW ZEALAND
Jan. 1	Feb. 6	October 26
Jan. 2	April 10	Dec. 25
Jan. 19	April 13	Dec. 28
Jan. 26	June 1
NORWAY
Jan. 1	May 1	Dec. 25
April 9	May 21
April 10	June 1
April 13	Dec. 24
PHILIPPINES
Jan. 1	April 10	August 31	Dec. 25
Jan. 2	May 1	Nov. 2	Dec. 30
April 6	June 12	Nov. 30	Dec. 31
April 9	August 21	Dec. 24
POLAND
Jan. 1	May 1
Jan. 2	June 11
April 10	Nov. 11
April 13	Dec. 24	Dec.25
PORTUGAL
Jan. 1	Dec. 25
April 10
April 13
May 1
SINGAPORE
Jan. 1	May 1	Dec. 25
Jan. 26	August 10
Jan. 27	Sep. 21
April 10	Nov. 27
SOUTH AFRICA
Jan. 1	May 1	Dec. 16
April 10	June 16	Dec. 25
April 13	August 10
April 27	Sep. 24
SOUTH KOREA
Jan. 1	May 5
Jan. 26	October 2
Jan. 27	Dec. 25
May 1	Dec. 31
SPAIN
Jan. 1	Dec. 25
April 10
April 13
May 1

31

SWEDEN
Jan. 1	May 1	Dec. 25
Jan. 6	May 21	Dec. 31
April 10	June 19
April 13	Dec. 24
SWITZERLAND
Jan. 1	May 1
Jan. 2	May 21
April 10	June 1
April 13	Dec. 25
TAIWAN
Jan. 1	Jan. 28	May 28
Jan. 2	Jan. 29	May 29
Jan. 26	Jan. 30
Jan. 27	May 1
THAILAND
Jan. 1	April 13	May 5	August 12	Dec. 31
Jan. 2	April 14	May 8	October 23
Feb. 9	April 15	July 1	Dec. 7
April 6	May 1	July 7	Dec. 10
TURKEY
Jan. 1	September 19	October 28
April 23	September 20	October 29	Nov. 28
May 19	September 21	Nov. 26	Nov. 29
August 30	September 22	Nov. 27	Nov. 30
RUSSIA
Jan. 1	Jan. 7	March 9	Nov. 4
Jan. 2	Jan. 8	May 1
Jan. 5	Jan. 9	May 11
Jan. 6	Feb. 23	June 12
UNITED KINGDOM
Jan. 1	May 25
April 10	August 31
April 13	Dec. 25
May 4	Dec. 28
UNITED STATES
Jan. 1	May 25	Nov. 11
Jan. 19	July 3	Nov. 26
Feb. 16	Sep. 7	Dec. 25
April 10	October 12
VENEZUELA
Jan. 1	March 19	June 15	October 12
Jan. 5	April 9	June 24	Dec. 7
Feb. 23	April 10	June 29	Dec. 25
Feb. 24	May 1	July 24

32

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2009	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
China	01/21/09	02/02/09	12
	01/22/09	02/03/09	12
	01/23/09	02/04/09	12
	09/28/09	10/09/09	11
	09/29/09	10/12/09	13
	09/30/09	10/13/09	13
Denmark	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8
Germany	12/23/08	01/02/09	10
Hong Kong	12/23/08	01/02/09	10
Indonesia	12/23/08	01/05/09	13
	12/25/08	01/06/09	12
	12/30/08	01/07/09	8
	09/15/09	09/24/09	9
	09/16/09	09/25/09	9
	09/17/09	09/28/09	11
Ireland	12/23/08	01/02/09	10
Italy	12/23/09	01/02/09	10
Japan	12/26/08	01/05/09	10
	12/29/08	01/06/09	8
	12/30/08	01/07/09	8
	04/28/09	05/07/09	9
	04/30/09	05/08/09	8
	05/01/09	05/11/09	10
	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
	09/18/09	09/28/09	10
Norway	12/23/08	01/02/09	10
	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8
Philippines	12/23/08	01/05/09	13
	12/26/08	01/06/09	11
	12/29/08	01/07/09	9
	04/03/09	04/13/09	10
	12/23/09	01/04/10	12
	12/28/09	01/05/10	8
	12/29/09	01/06/10	8
Russia	12/29/08	01/12/09	14
	12/30/08	01/13/09	14
	12/31/08	01/14/09	14

33

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2009	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
South Africa	12/23/08	01/02/09	10
	12/24/08	01/05/09	12
	12/29/08	01/06/09	8
	12/30/08	01/07/09	8
	12/31/08	01/08/09	8
	04/03/09	04/14/09	11
	04/06/09	04/15/09	9
	04/07/09	04/16/09	9
	04/08/09	04/17/09	9
	04/09/09	04/20/09	11
	04/20/09	04/28/09	8
	04/21/09	04/29/09	8
	04/22/09	04/30/09	8
	04/23/09	05/04/09	11
	04/24/09	05/05/09	11
	04/28/09	05/06/09	8
	04/29/09	05/07/09	8
	04/30/09	05/08/09	8
	06/09/09	06/17/09	8
	06/10/09	06/18/09	8
	06/11/09	06/19/09	8
	06/12/09	06/22/09	10
	06/15/09	06/23/09	8
	08/03/09	08/11/09	8
	08/04/09	08/12/09	8
	08/05/09	08/13/09	8
	08/06/09	08/14/09	8
	08/07/09	08/17/09	10
	09/17/09	09/25/09	8
	09/18/09	09/28/09	10
	09/21/09	09/29/09	8
	09/22/09	09/30/09	8
	09/23/09	10/01/09	8
	12/09/09	12/17/09	8
	12/10/09	12/18/09	8
	12/11/09	12/21/09	10
	12/14/09	12/22/09	8
	12/15/09	12/23/09	8
	12/18/09	12/28/09	10
	12/21/09	12/29/09	8
	12/22/09	12/30/09	8
	12/23/09	12/31/09	8
	12/24/09	01/01/10	8
Sweden	12/30/09	01/07/10	8
Taiwan	01/23/09	02/02/09	10
Thailand	04/08/09	04/16/09	8
	04/09/09	04/17/09	8
	04/10/09	04/20/09	10

*
Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 Cycle Covers market closings that have been confirmed as of 03/10/09. Holidays are subject to change without notice.

34

TAXES

        The Funds intend to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gain it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

        Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

        The Funds will be subject to a 4% excise tax on certain undistributed income if they do not distribute to their shareholders in each calendar year at least 98% of their ordinary income for the calendar year plus 98% of their net capital gains for twelve months ended October 31 of such year. The Funds intend to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

        As a result of tax requirements, the Trust, on behalf of each Fund, has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

        Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Funds will not qualify for the lower tax rates. The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Funds will report the amount of dividends to individual shareholders eligible for taxation at the lower tax rates applicable to long-term capital gains.

        The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if Fund Shares or other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

35

        Certain investments that the Funds may make are subject to special tax rules, including investments in forward foreign currency exchange contracts, swaps, options, futures transactions and non-U.S. corporations that are classified as "passive foreign investment companies" ("PFICs") for U.S. federal income tax purposes. These special tax rules may, among other things, cause a Fund to recognize income before the receipt of cash with respect to the investment, affect whether capital gain or loss is considered long-term or short-term or result in ordinary income or loss rather than capital gain or loss. These special tax rules may increase the amount of cash a Fund is required to distribute in a particular year even if such Fund does not have the necessary cash to make the distribution, or may otherwise impact a Fund's status as a RIC.

        Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service (see below) will nevertheless be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash.

        If more than 50% of a Fund's total assets at the end of its taxable year consist of foreign stock or securities, that Fund may elect to "pass through" to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor's pro rate share of the Fund's foreign income taxes.

        Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Furthermore, for taxable years beginning before January 1, 2010, the Funds may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

        Certain of each Fund's investments are expected to be in PFICs for U.S. federal income tax purposes. The Funds generally intend to elect to "mark-to-market" these investments at the end of each taxable year. By making this election, the Funds will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over the adjusted basis of such shares and as ordinary loss any decrease in such value. Any such ordinary loss will be limited to the amount of ordinary income previously recognized for the same PFIC. Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark-to-market will be ordinary income. By making the mark-to-market election, the Funds may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Funds may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Funds do not make the "mark-to-market" election with respect to an investment in a PFIC, the Funds could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to a Fund's shareholders.

        Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification

36

number is on file with the relevant Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

        Dividends and interest received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

        The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

        The Funds are required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Funds may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Funds.

        In order for each Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to a Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

        The Funds distribute to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Funds' fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

        The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

        The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open.

37

        In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

        The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

        General Policies.    Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

        Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

        Dividend Reinvestment Service.    No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of each Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

        Counsel.    Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, is counsel to the Trust.

        Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 555 17th Street, Suite 3600, Denver, Colorado 80202. Serves as the Funds' independent registered public accounting firm. Deloitte & Touche LLP audits the Funds' financial statements and perform other related audit services.

38

APPENDIX A

Proxy Voting

POLICY

        Arrow generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Arrow's policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

  •
  Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

  •
  Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

  •
  Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

        Proxies may have economic value and, where Arrow is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view of enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

        The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Arrow and our clients with respect to proxy voting are resolved in the best interests of clients.

FOR MORE INFORMATION:

        The primary contact with respect to this policy is the Chief Investment Officer.

PURPOSE:

        In order to best serve the financial interest of our clients while voting proxies the following procedures have been created.

PROCEDURE:

1.    Procedures—Arrow ("Proxy Voting Manager") is responsible for voting proxies (or refraining from voting) proxies for a client in a manner that Arrow, in the exercise of its independent business judgment, concludes are in the best economic interests of such client. In some cases, the Proxy Voting Manager may determine that it is in the best economic interests of a client to refrain from exercising the client's proxy voting rights. The Proxy Voting Manager will normally vote on specific proxy issues in accordance with the proxy voting guidelines. Arrow's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. The Proxy Voting Manager may, in the exercise of his business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a client. The Proxy Voting Manager votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any

39

shareholder of such issuer) to the client, the client's affiliates (if any), or Arrow. When voting proxies, the Proxy Voting Manager attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

When the Proxy Voting Manager exercises voting rights, by proxy or otherwise, with respect to investment companies owned by clients, the Proxy Voting Manager will vote the shares held by the client in the same proportion as the votes of all other holders of such security.

2.    Resolving Potential Conflicts of Interest—The Proxy Voting Manager is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

  •
  managing a pension plan for a company whose management is soliciting proxies;

  •
  significant business relationship—having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast;

  •
  significant personal/family relationship—Arrow, its employees or affiliates have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

        To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interests, if a potential conflict of interest exists, the Proxy Voting Manager will vote a proxy regarding that proposal in any of the following manners:

  •
  Refer Proposal to the Client—Arrow may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

  •
  Obtain Client Ratification—If Arrow is in a position to disclose the conflict to the client (i.e., such information is not confidential), Arrow may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Arrow will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

  •
  Use an Independent Third Party for All Proposals—Subject to any client imposed proxy voting policies, Arrow may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

  •
  Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict—Subject to any client imposed proxy voting policies, Arrow may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

3.    Securities Subject to Lending Arrangements—For various legal or administrative reasons, Arrow is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Arrow will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Arrow may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Arrow' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

40

4.    Special Issues with Voting Foreign Proxies—Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Arrow may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

5.    Exchange Traded Funds ("ETFs") Rule 12d-1F grants reliefs from all but one of the restrictions for 12d-1A, if all proxies voted with respect to underlying funds are voted in the same proportion as all other shareholder votes in the underlying fund on each proposal. For all proxy votes regarding ETFs that Arrow and/or its sub-advisors may rely on for the 12d-1F relief Arrow and or/its sub-advisor is required to attach a form letter to the ballot stating the following:

"WITH RESPECT TO EACH PROPOSAL ON THE ATTACHED PROXY BALLOT, PLEASE VOTE OUR SHARES IN THE SAME PROPORTION AS THE VOTE OF ALL OTHER HOLDERS OF SUCH SECURITY"

REPORTING REQUIREMENTS:

        Assistance with Form N-PX and Proxy Voting Record—Arrow shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Arrow, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

  •
  the name of the issuer of the portfolio security;

  •
  the exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

  •
  the Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

  •
  the shareholder meeting date;

  •
  a brief identification of the matter voted on;

  •
  whether the matter was proposed by the issuer or by a security holder;

  •
  whether Arrow cast the client's vote on the matter;

  •
  how Arrow cast the client's vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

  •
  whether Arrow cast the client's vote for or against management.

TESTING AND REVIEW:

        Compliance will obtain a quarterly attestation from the Chief Investment Officer to ensure that these procedures are being complied with. Furthermore, the Compliance Department will at a minimum audit these policies and procedures annually and will maintain evidence of such review.

RECORDKEEPING:

        Arrow shall keep the following records:

  •
  a copy of this Policy;

  •
  proxy Statements received regarding client securities;

41

  •
  records of votes cast on behalf of clients;

  •
  any documents prepared by Arrow that were material to making a decision how to vote, or that memorialized the basis for the decision; and

  •
  records of client requests for proxy voting information.

        With respect to Arrow Funds clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Arrow. Additionally, Arrow may keep Fund client records as part of Arrow' records.

        Arrow may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Arrow that are maintained with a third party, such as IRRC, provided that Arrow has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

TRAINING:

        Compliance and Portfolio personnel receive necessary on the job training.

DISCLOSURE:

        Disclosure of How to Obtain Voting Information—On or before August 6, 2003, Rule 206(4)-6 requires Arrow to disclose in response to any client request how the client can obtain information from Arrow on how its securities were voted. Arrow will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Arrow. Upon receiving a written request from a client, Arrow will provide the information requested by the client within a reasonable amount of time.

        Rule 206(4)-6 also requires Arrow to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Arrow will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Arrow will provide a copy of this policy within a reasonable amount of time.

        If approved by the client, this policy and any requested records may be provided electronically.

REVISIONS:

        These procedures shall remain in effect until amended, modified or terminated.

42